                                                                     Exhibit 3.3


STATE OF NEW YORK    }
                         SS:
DEPARTMENT OF STATE  }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON APR 18 2001

                         [SEAL]       /s/ [ILLEGIBLE]

                                      SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266 (7/00)

                             CERTIFICATE OF MERGER

                                       OF

                               FIBERMARK DSI INC.
                            (A DELAWARE CORPORATION)

                                      AND

                                 REXAM DSI INC.
                            (A NEW YORK CORPORATION)

                                      INTO

                                 REXAM DSI INC.
                            (A NEW YORK CORPORATION)

               UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

                            OF THE STATE OF NEW YORK

      FiberMark DSI Inc., a corporation organized and existing by virtue of the Delaware General Corporation Law ("FiberMark DSI"), and Rexam DSI Inc., a corporation organized and existing by virtue of the New York Business Corporation Law ("Rexam DSI"), do hereby certify as follows:

      FIRST: The name, state of incorporation and date of incorporation of each constituent corporation and the name of the surviving corporation are as follows:

            FiberMark DSI Inc., a corporation incorporated under the laws of the State of Delaware on April 2, 2001.

            Rexam DSI Inc., a corporation originally incorporated under the name of Shore Plastics, Inc. under the laws of the State of New York on September 1, 1964, which shall be the surviving corporation.

      SECOND: Fibermark DSI Inc. has not filed an application for authority to do business in the State of New York.

      THIRD: The Certificate of Incorporation of Rexam DSI Inc. shall be the Certificate of Incorporation of the surviving corporation. Article First of the Certificate of Incorporation of the surviving corporation be and hereby is amended to read as follows:

      FIRST: The name of the corporation is FIBERMARK DSI, INC.

      FOURTH: As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

                         DESIGNATION OF      NUMBER OF
                         SHARES IN EACH      SHARES IN EACH      CLASS OR SERIES          SHARES ENTITLED
                         CLASS OR SERIES     CLASS OR SERIES     OF SHARES                TO VOTE AS
NAME OF CORPORATION      OUTSTANDING         OUTSTANDING         ENTITLED TO VOTE         CLASS OR SERIES
-------------------      -----------         -----------         ----------------         ---------------
FiberMark DSI Inc.       Common Stock        1,000               Common Stock             1,000

Rexam DSI Inc.           Common Stock        100                 Common Stock             100

      FIFTH: The merger was authorized by each constituent corporation in the following manner:

            (a) As to FiberMark DSI Inc., by unanimous written consent of all shareholders in accordance with Section 252(c) of the General Corporation Law of the State of Delaware, and has complied with the laws of its own jurisdiction and is compliance herewith.

            (b) As to Rexam DSI Inc., by unanimous written consent of all shareholders in accordance with Section 903 of the Business Corporation Law of the State of New York.

      SIXTH: This Certificate of Merger shall be effective on April 18, 2001.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, FiberMark DSI and Rexam DSI have caused their duly authorized officers to execute this Certificate of Merger as of April 18, 2001.

                                             FIBERMARK DSI INC.
                                             (a Delaware Corporation)


                                             By: /s/ Bruce Moore
                                                 -----------------------
                                             Name: Bruce Moore
                                             Title: Secretary and Chief
                                             Financial Officer


                                             REXAM DSI INC.
                                             (A New York corporation)


                                             By: /s/ Frank C. Brown
                                                 -----------------------
                                             Name: Frank C. Brown
                                             Title: Vice President

                              CERTIFICATE OF MERGER

                                       OF

                               FIBERMARK DSI INC.

                                      INTO

                                 REXAM DSI INC.

                            UNDER SECTION 904 OF THE
                            BUSINESS CORPORATION LAW

                                 Hale and Dorr
                                60 State Street
                             Boston, MA 02109-0000

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

      "FIBERMARK DSI INC.", A DELAWARE CORPORATION,

      WITH AND INTO "REXAM DSI INC." UNDER THE NAME OF "FIBERMARK DSI, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTEENTH DAY OF APRIL, A.D. 2001, AT 12:30 O'CLOCK P.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE EIGHTEENTH DAY OF APRIL, A.D. 2001, AT 11:59 O'CLOCK P.M.

      A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.


                         [SEAL]    /s/ Harriet Smith Windsor
                                   -----------------------------------------
                                   HARRIET SMITH WINDSOR, SECRETARY OF STATE

3381872   8100M                                  AUTHENTICATION: 1085801

010186463                                                 DATE: 04-18-01

                              CERTIFICATE OF MERGER

                                       OF

                               FIBERMARK DSI INC.
                            (A DELAWARE CORPORATION)

                                  WITH AND INTO

                                 REXAM DSI INC.
                            (A NEW YORK CORPORATION)

      Rexam DSI Inc., a corporation organized and existing by virtue of the New York Business Corporation Law, DOES HEREBY CERTIFY AS FOLLOWS:

      FIRST: That the name and state of incorporation of each of the constituent corporations of the merger are as follows:

                    NAME                   STATE OF INCORPORATION
                    ----                   ----------------------
                    FiberMark DSI Inc.     Delaware

                    Rexam DSI Inc.         New York

      SECOND: That an Agreement and Plan of Merger (the "Merger Agreement") has been approved adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

      THIRD: That the name of the surviving corporation of the merger shall be Rexam DSI Inc. ("Surviving Corporation").

      FOURTH: That the Certificate of Incorporation of Rexam DSI Inc. shall be the Certificate of Incorporation of the Surviving Corporation. Article First of the Certificate of Incorporation of the Surviving Corporation be and hereby is amended to read as follows:

      FIRST: The name of the corporation is FIBERMARK DSI, INC.

      FIFTH: That the executed Merger Agreement is on file at the principal place of business of the Surviving Corporation at the following address:

      161 Wellington Road
      PO Box 498
      Brattleboro, VT 05302

      SIXTH: That a copy of the Merger Agreement will be furnished by the Surviving Corporation upon request and without cost to any stockholder of any constituent corporation.

      SEVENTH: That this Certificate of Merger shall be effective at 11:59 p.m., Eastern Standard Time, on April 18, 2001.

      EIGHTH: That the Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of any constituent corporation of the State of Delaware as well as for enforcement of any obligation of the Surviving Corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provision of
Section 262 of the General Corporation Law, and that it does hereby irrevocably appoint the Secretary of State of the State of Delaware as it agent to accept the service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware is 161 Wellington Road, PO Box 498, Brattleboro, VT 05302 until the Surviving Corporation sha11 hereafter designate in writing to the Secretary of State of the State of Delaware a different address for such purpose.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Rexam DSI Inc. has caused this Certificate of Merger to be duly executed by its duly authorized officer on this 18 day of April 2001.


                                         REXAM DSI INC.
                                         (a New York corporation)


                                         By: /s/ Frank C. Brown
                                             ---------------------
                                         Name: Frank C. Brown
                                         Title: Vice President

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                          ----------------------------

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "FIBERMARK DSI INC.", FILED IN THIS OFFICE ON THE SECOND DAY OF APRIL, A.D. 2001, AT 1 O'CLOCK P.M.

      A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

     [STATE SEAL]             /s/ Harriet Smith Windsor
                              --------------------------------------------------
                              HARRIET SMITH WINDSOR, SECRETARY OF STATE

3370067 8100                                    AUTHENTICATION: 1058538
010160305                                       DATE: 04-02-01

                          CERTIFICATE OF INCORPORATION

                                       OF

                               FIBERMARK DSI INC.

       FIRST. The name of the Corporation is: FiberMark DSI Inc.

       SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

       THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

       FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is 10,000 shares of Common Stock, $.01 par value per share.

       Except as otherwise provided in the provisions establishing a class of capital stock, the number of authorized shares of any class of capital stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

      FIFTH. The name and mailing address of the sole incorporator, whose powers shall terminate upon election of the directors of the Corporation, are as follows:

            NAME                    MAILING ADDRESS
            ----                    ---------------

            Bruce Moore             FiberMark, Inc.
                                    161 Wellington Rd.
                                    P.O. Box 498
                                    Brattleboro, VT 05302

      SIXTH. In furtherance of and not in limitation of powers conferred by statute, it is further provided:

            1. All of the powers of the Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of the Corporation. In furtherance and not in limitation of that power, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the By-Laws of the Corporation.

            2. Election of directors need not be by written ballot.

       SEVENTH. Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

       EIGHTH. The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

       As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

       In the event that the Corporation does not assume the defense of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, the Corporation shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; PROVIDED, HOWEVER, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and FURTHER PROVIDED that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

       The Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. In addition, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

       All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question,
(c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation), or (d) a court of competent jurisdiction.

       The indemnification rights provided in this Article (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

       NINTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

       EXECUTED at Brattleboro, Vermont, on March 31, 2001.

                                                /s/ Bruce Moore
                                                ----------------------------
                                                Bruce Moore

STATE OF NEW YORK   } SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON
                                                            APR 10 2001

[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT
                       OF THE CERTIFICATE OF INCORPORATION
                                       OF

                                 REXAM DSI INC.

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

DRAWDOWN
DELANEY - 30

                                    FILED BY:
                          CHARLES COYLE & COMPANY, INC.
                              826 SHADYBROOK DRIVE
                               MARIETTA, GA 30066

                            CERTIFICATE OF AMENDMENT
                       OF THE CERTIFICATE OF INCORPORATION
                                       OF
                                 REXAM DSI INC.

                Under Section 805 of the Business Corporation Law

      It is certified that:

      1. The name of the corporation is Rexam DSI Inc. (the "Corporation").

      2. The Certificate of Incorporation of the Corporation was filed by the Department of State on September 1,1964, under the original name of Shore Plastics Inc.

      3. The amendment of the Certificate of Incorporation of the Corporation effected by this certificate of amendment is as follows:

      to amend the Corporation's stated purpose.

      4. To accomplish the foregoing amendment, Article SECOND of the Certificate of Incorporation of the Corporation, relating to the corporate purpose, is hereby amended to read as follows:

            SECOND: The purpose or purposes for which this corporation is formed, are as follows, to wit:

            This corporation is formed to engage in any lawful act or activity for which a corporation my be organized under the Business Corporation Law, provided that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board; agency or other body.

      5. The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by the consent in writing of all the members of the Board of Directors of the Corporation, followed by the unanimous written consent of the sole share holder.

      IN WITNESS WHEREOF, we have subscribed this document on this 26th day of February, 2001 and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

                                                /s/ Frank C. Brown
                                                --------------------------------
                                                Frank C. Brown, Director
                                                and Vice President

/s/ Jannelle J. Mitchell
--------------------------------
Jannelle J. Mitchell
Assistant Secretary

STATE OF NEW YORK   } SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON
                                                            APR 10 2001

[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                              CERTIFICATE OF CHANGE

                                       OF

                                 Rexam DSI Inc.

           (Pursuant to Section 805-A of the Business Corporation Law)

                                     Filer:

                        National Registered Agents, Inc.
                               10 Wolf Pack Court
                               Hamilton, NJ 08619

                              CERTIFICATE OF CHANGE

                                       OF

                                 Rexam DSI Inc.

           (Pursuant to Section 805-A of the Business Corporation Law)

FIRST: The name of the corporation is Rexam DSI Inc.

SECOND: The certificate of incorporation of the corporation was filed by the Department of State on September l, 1964.

THIRD: The certificate of incorporation of the corporation is hereby changed, so as to change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him and to change the address of the registered agent. To accomplish said changes:

      (a) The following statement of said post office address to which the Secretary of State shall mail a copy of process is substituted:

      "The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is c/o National Registered Agents, Inc., 440 9th Avenue, 5th Floor, New York, NY 10001."

      (b) The following statement of designation of registered agent is substituted:

      "The name and the address of the registered agent of the corporation are National Registered Agents, Inc., 440 9th Avenue, 5th Floor, New York, NY 10001. Said registered agent is to be the agent upon which process against the Corporation may be served."

FOURTH: A notice has been sent to each corporation effected by this change not less than thirty days prior to this filing and no objection to the change has been received.

FIFTH: The party signing this change is the party to whom the Secretary of State is required to send copies of service of process and is the Registered Agent.

IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Executed on this 29th day of September, 1997

                                                National Registered Agents, Inc.

                                                s/ Dennis E. Howarth
                                                --------------------------------
                                                Dennis E. Howarth, President

                                                s/ Eileen Ash
                                                --------------------------------
                                                Eileen Ash, Assistant Secretary

                              CERTIFICATE OF CHANGE

                                       OF

                                 REXAM DSI INC.

              (Under Section 805-A of the Business Corporation Law)

                                    FILED BY:
                                  Charles Coyle
                           826 Shadybrook Dr., Suite D
                             Marietta, GA 30066-6215

                              CERTIFICATE OF CHANGE

                                       OF

                                 REXAM DSI INC.

              (Under Section 805-A of the Business Corporation Law)

      FIRST: The name of the corporation is REXAM DSI INC.

      SECOND: The certificate of incorporation of the corporation was filed by the Department of State on 9-1-64, under the name Shore Plastics, Inc.

      THIRD: The certificate of incorporation of the corporation is hereby changed, pursuant to the authorization of the Board of Directors of the corporation, so as to change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him and to change the designation of registered agent. To accomplish said changes:

      (a) The following statement of said post office address to which the Secretary of State shall mail a copy of process is substituted:

      "The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is c/o National Registered Agents, Inc., 105 Chambers Street, New York, New York 10007."

      (b) The following statement of designation of registered agent is substituted:

      "The name and the address of the registered agent of the corporation are National Registered Agents, Inc. 105 Chambers Street, New York, New York 10007. Said registered agent is to be the agent upon which process against the corporation may be served."

      IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated:

Name of Signer: Frank C. Brown, Vice President

                                                /s/ Frank C. Brown
                                                --------------------------------
                                                Vice President

Name of Signer: Peggy Harrington, Asst. Secretary

                                                /s/ Peggy B. Harrington
                                                --------------------------------
                                                Assistant Secretary

STATE OF NEW YORK   } SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON
                                                            APR 10 2001

[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                                IMPORTANT NOTICE

A New York Corporation which is no longer conducting business should file a Certificate of Dissolution pursuant to section 003 of the Business Corporation Law, and a foreign corporation no longer conducting business in New York State should file a Surrender of Authorith pursuant to section 1310 or a Termination of Existence pursuant to section 1311 of the Business Corporation Law. An inactive corporation continues to accrue tax liability and possible interest and penalties until formally dissolved, surrendered, or terminated. Questions regarding the filing of these certificates should be directed to the NYS Department of State, Division of Corporations, 162 Washington Avenue, Albany, NY 12231-0001 or by calling 518-473-2492. You are else advised to request Publication 110. "Information and Instructions for Termination of Business Corporations" from the Department of Taxation and Finance. Requests for this publication may be made by phone within New York State by calling 1-800-462-8100 or from outside of New York State by calling (518) 438-1073. Mail requests should be addressed to: NYS Department of Taxation & Finance, Taxpayer Assistance Bureau, W.A. Harriman Carnsus, Albany NY 12227.

                        --------------------------------

Penalty - failure to timely file this statement will be reflected in the department's records as past due or delinquent and may later subject the corporation is a fine of $250. See section 409 of the Business Corporation Law.

Filing Period - the filing period is the calendar month during which the original certificate of incorporation or application for authority was filed or the effective date that corporate existance began, if stated in the certificate of incorporation.

Filing Fee: The statutory filing fee is $9.00 fee. Checks and money orders must be made payable to the "Department of State." DO NOT mail cash.

Send entire form, completed, and with $9.00 fee, in the self-mailer envelope, to the Department of State, Division of Corporations, 162 Washington Avenue, Albany, NY 12231-0002.

--------------------------------------------------------------------------------

BIENNIAL STATEMENT OF ADDRESSES AND DIRECTORS, PART C

      IN WITNESS WHEREOF, this certificate has been subscribed this 2nd day of May, 1996, by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

            Peggy B. Harrington
            ------------------------------
            PRINT OR TYPE NAME OF SIGNER

                                                      /s/ Peggy B. Harrington
                                                      --------------------------
                                                      SIGNATURE

            Assistant Secretary
            ------------------------------
            PRINT OR TYPE SIGNER'S TITLE

MAKE NO MARKS BELOW THIS LINE            This form does not need to be notarized
--------------------------------------------------------------------------------

                                            ------------------------------------
                                                        FILING PERIOD     FEE
                                            179495      09/1993           $9.00
                                            ------------------------------------

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS
BIENNIAL STATEMENT OF ADDRESSES AND DIRECTORS, PART A
CORPORATION NAME
REXAM DSI INC.
--------------------------------------------------------------------------------
1      FARM       / /   The corporation is a corporation engaged in the
   CORPORATION          production of crops, livestock, and livestock products
                        on land used in agricultural production (Agriculture and
                        Markets Law Section 301). It is not required to report.
--------------------------------------------------------------------------------
2    NAME AND     NAME
     BUSINESS     Ronald H. Glasshoff
    ADDRESS OF    ADDRESS
   THE CHAIRMAN   4201 Congress Street, Suite 340
   OF THE BOARD   CITY                                 STATE          ZIP + 4
   OF DIRECTORS   Charlotte                            NC             28209
--------------------------------------------------------------------------------
3                 NAME
    ADDRESS OF    Rexam DSI Inc.
   THE PRINCIPAL  ADDRESS
     EXECUTIVE    4201 Congress Street
      OFFICE      CITY                                 STATE          ZIP + 4
                  Charlotte                            NC             28209
--------------------------------------------------------------------------------
4                 NAME
    SERVICE OF    The Prentice-Hall Corporation System, Inc.
      PROCESS     ADDRESS
      ADDRESS     500 Central Avenue
                  CITY                                 STATE          ZIP + 4
                  Albany, NY 12206-2290                NY             12206-2290
--------------------------------------------------------------------------------
 ................................................................................
                                            ------------------------------------
                                                        FILING PERIOD     FEE
                                            179495      09/1993           $9.00
                                            ------------------------------------

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS
BIENNIAL STATEMENT OF ADDRESSES AND DIRECTORS, PART B
CORPORATION NAME
REXAM DSI INC.

--------------------------------------------------------------------------------
(1)   NAME AND BUSINESS ADDRESS OF THE CHAIRMAN OF THE BOARD OF DIRECTORS
      RONALD H GLASSHOFF
      4201 CONGRESS STREET
      SUITE 340
      CHARLOTTE NC 28209
--------------------------------------------------------------------------------
(2)   ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE
      REXAM DSI INC.
      4201 CONGRESS STREET
      SUITE 340
      CHARLOTTE NC 28209
--------------------------------------------------------------------------------
(3)   SERVICE OF PROCESS ADDRESS
      % THE PRENTICE-HALL CORPORATION SYSTEM, INC.
      500 CENTRAL AVENUE
      ALBANY NY 12206-2290
--------------------------------------------------------------------------------

MAKE NO MARKS BELOW THIS LINE           (YOU MUST SIGN AND DATE ON REVERSE)
                                                                 DOS-4157 (3/95)
--------------------------------------------------------------------------------

STATE OF NEW YORK   } SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON
                                                            APR 10 2001

[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                            Certificate of Amendment
                              of the Certificate of
                                Incorporation of
                           Decorative Specialties Inc.
               (Under Section 805 of the Business Corporation Law)

                                Peggy Harrington
                                   Rexam Inc.
                              4201 Congress Street
                                    Suite 340
                               Charlotte, NC 28209

                            CERTIFICATE OF AMENDMENT
                       OF THE CERTIFICATE OF INCORPORATION
                                       OF
                           DECORATIVE SPECIALTIES INC.
                Under Section 805 of the Business Corporation Law

      It is certified that:

      1. The name of the corporation is Decorative Specialties Inc. (the "Corporation").

      2. The Certificate of Incorporation of the Corporation was filed by the Department of State on September 1, 1964, under the original name of Shore Plastics, Inc. By Certificate of Amendment filed January 26, 1993, the name of the Corporation was changed to Shore-Reboul Inc. By Certificate of Amendment filed January 20, 1995, the name of the Corporation was changed to Decorative Specialties Inc.

      3. The amendment of the Certificate of Incorporation of the Corporation effected by this certificate of amendment is as follows:

      to change the name of the Corporation.

      4. To accomplish the foregoing amendment, Article FIRST of the Certificate of Incorporation of the Corporation, relating to the corporate name, is hereby amended to read as follows:

      FIRST: The name of the corporation is REXAM DSI INC.

      5. The effective date of the amendment shall be August 1, 1995.

      6. The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by the consent in writing of all the members of the Board of Directors of the Corporation, followed by the unanimous written consent of the sole shareholder.

      IN WITNESS WHEREOF, we have subscribed this document on this 10 day of July, 1995 and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

                                                /s/ Frank C. Brown
                                                --------------------------------
                                                Frank C. Brown, Director
                                                and Vice President

/s/ Gerald T. Moran
-------------------------------
Gerald T. Moran
Assistant Secretary

STATE OF NEW YORK   } SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON
                                                            APR 10 2001

[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                              CERTIFICATE OF CHANGE

                                       of

                           DECORATIVE SPECIALTIES INC.

              (Under Section 805-A of the Business Corporation Law)

Margaret Timmins
THE PRENTICE-HALL CORPORATION SYSTEM, INC.
375 Hudson Street, 11th Floor
New York, New York 10014-3660

                              Certificate of Change
                                       of

                           DECORATIVE SPECIALTIES INC.
              (Under Section 805-A of the Business Corporation Law)

            FIRST: The name of the corporation (the "corporation") is
                           DECORATIVE SPECIALTIES INC.

      SECOND: The certificate of incorporation of the corporation was filed by the Department of State on 09-01-64
              Under the original name of
                              SHORE PLASTICS, INC.

      THIRD: The certificate of incorporation of the corporation is hereby changed, so as to change the post office address to which the Secretary of State of New York shall mail a copy of process against the corporation served upon him and to change the address of the registered agent; and to accomplish said changes, the statements in the certificate of incorporation relating to said post office address and the designation of registered agent are hereby stricken and the following statements are substituted in lieu thereof:

      "The post office address within the State of New York to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon him is c/o
          THE PRENTICE-HALL CORPORATION SYSTEM, INC.
          500 Central Avenue Albany, New York 12206-2290"

      "The name and the address of the registered agent of the corporation are THE PRENTICE-HALL CORPORATION SYSTEM, INC. 500 Central Avenue Albany, New York 12206-2290. Said registered agent is to be the agent upon which process against the corporation may be served."

      FOURTH: A notice of the proposed changes was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the of Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of the State of New York is required to mail copies of process and the registered agent of the corporation.

      IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date: February 1, 1995

                        THE PRENTICE-HALL CORPORATION SYSTEM, INC.

                        s\ Dennis Howarth
                        -----------------------------------------------------
                        Dennis Howarth, Vice President

                        s\ Richard L. Kushay
                        -----------------------------------------------------
                        Richard L. Kushay, Asst. Secretary

STATE OF NEW YORK   } SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON
                                                            APR 10 2001

[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                            Certificate of Amendment
                                     of the
                          Certificate of Incorporation
                                       of
                                Shore-Reboul Inc.
               (Under Section 805 of the Business Corporation Law)

                                   Rexam Inc.
                                Peggy Harrington
                              4201 Congress Street
                                    Suite 340
                               Charlotte, NC 28209

                                  VERIFICATION

State of North Carolina

County of Mecklenburg

FRANK C. BROWN, being duly sworn deposes and says that he is the Vice President of Shore-Reboul Inc.; that he signed the foregoing certificate of amendment in his capacity as Vice President; that he has read the said certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.

                                                /s/ Frank C. Brown
                                                --------------------------------
                                                Frank C. Brown, Vice President

Subscribed and sworn to before
me on January 9, 1995.


Peggy B. Harrington
-----------------------------
Notary Public
My Commission Expires: 10-24-98

          CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

                                       of

                                SHORE-REBOUL INC.

                Under Section 805 of the Business Corporation Law

      It is hereby certified that:

      FIRST: The name of the corporation is Shore-Reboul Inc.

      SECOND: The certificate of incorporation of the corporation was filed by the Department of State on September 1, 1964, under the original name Shore Plastics, Inc.

      THIRD: The amendment of the certificate of incorporation of the corporation effected by this certificate of amendment is as follows:

      to change the name of the corporation.

      FOURTH: To accomplish the foregoing amendment, Article FIRST of the certificate of incorporation of the corporation, relating to the corporate name, is hereby amended to read as follows:

            FIRST: The name of the corporation is DECORATIVE SPECIALTIES INC.

      FIFTH: The foregoing amendment of the certificate of incorporation of the corporation was authorized by the consent in writing of all the members of the Board of Directors of the corporation, followed by the written consent of the sole shareholder.

      IN WITNESS WHEREOF, we have subscribed this document on this 9th day of January, 1995 and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and true and correct.

                                                /s/ Frank C. Brown
                                                --------------------------------
                                                Vice President Frank C. Brown

/s/ Peggy B. Harrington
-------------------------
Assistant Secretary Peggy B. Harrington

STATE OF NEW YORK   } SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON
                                                            APR 10 2001

[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                              Certificate of Merger
                                       of
                    Decorative Specialties International Inc.
                                      Into
                                Shore-Reboul Inc.
               (Under Section 904 of the Business Corporation Law)

                                     Filer:
                                   Rexam Inc.
                                Peggy Harrington
                              4201 Congress Street
                                    Suite 340
                               Charlotte, NC 28209

                              CERTIFICATE OF MERGER

                                       OF

                    DECORATIVE SPECIALTIES INTERNATIONAL INC.

                                      INTO

                                SHORE-REBOUL INC.

               (UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW)

      It is hereby certified, upon behalf of each of the constituent corporations herein named, as follows:

      FIRST: The Board of Directors of each of the constituent corporation has duly adopted a plan of merger setting forth the terms and conditions of the merger of said corporations.

      SECOND: The name of the domestic constituent corporation, which is to be the surviving corporation, and which is hereinafter sometimes referred to as the "surviving corporation", is Shore-Reboul Inc., formerly known as Shore Plastics Inc. The date upon which its certificate of incorporation was filed by the Department of State is September 1, 1964.

      THIRD: The name of the foreign constituent corporation, which is being merged into the surviving corporation, and which is hereinafter sometimes referred to as the "merged corporation", is Decorative Specialities International Inc. The merged corporation was incorporated under the laws of the State of Delaware on March 11, 1991.

The Application for Authority in the State of New York of the merged corporation to transact business as a foreign corporation therein was filed by the Department of State of the State of New York on April 29, 1991.

      FOURTH: As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series, and the specification that each constituent corporation is held by a sole shareholder.

      FIFTH: The merger herein certified was authorized in respect of the surviving corporation by the written consent of the sole shareholder

      SIXTH: The merger herein certified was authorized in respect of the merged corporation in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, I have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by me and are true and correct.

DECORATIVE SPECIALTIES INTERNATIONAL INC.

By:  Gerald T. Moran
     --------------------
     Vice President
     Date: 12/21/94

By:  Peggy B. Harrington
     --------------------
     Assistant Secretary
     Date: 12/21/94

SHORE-REBOUL INC.

By:  Gerald T. Moran
     --------------------
     Vice President
     Date: 12/28/94

By:  Peggy B. Harrington
     --------------------
     Assistant Secretary
     Date: 12/21/94

STATE OF NEW YORK  } SS:
DEPARTMENT OF STATE}

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON APR 10 2001


[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                            Certificate of Amendment

                                     of the

                          Certificate of Incorporation

                                       of

                              Shore Plastics, Inc.

               (Under Section 805 of the Business Corporation Law)


                                  Rexham Inc.
                                Peggy Harrington
                               4201 Congress St.
                              Charlotte, NC 28209

                                  VERIFICATION

State of North Carolina }
County of Mecklenburg   }

This is to verify that on the 18th day of January, 1993, before me personally came RONALD H. GLASSHOFF, being duly sworn deposes and says that he is the Chairman of the Board of Directors and Vice President of Shore Plastics, Inc; that FRANK C. BROWN is the secretary of Shore Plastics, Inc; that both gentlemen have signed the foregoing Certificate of Incorporation and that the seal of the Corporation was affixed, all by order of the Board of Directors of said Corporation, and that the said instrument is the act and deed of the Corporation.

Witness my hand and official seal, this 18th day of January, l993.


                                             /s/ Peggy Harrington
                                             -------------------------------
                                             Notary Public
                                             My Commission Expires: 10-17-93

                         CERTIFICATE OF AMENDMENT OF THE

                          CERTIFICATE OF INCORPORATION

                              SHORE PLASTICS, INC.

                Under Section 805 of the Business Corporation Law

      It is hereby certified that:

      FIRST: The name of the corporation is

                              Shore Plastics, Inc.

      SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on September, 1964.

      THIRD: The amendment of the Certificate of Incorporation of the Corporation effected by this certificate of amendment is as follows:

                     to change the name of the Corporation.

      FOURTH: To accomplish the foregoing amendment, Article FIRST of the Certificate of Incorporation of the Corporation, relating to the corporate name, is hereby amended to read as follows:

      FIRST: That the name of the corporation is SHORE-REBOUL INC.

      FIFTH: The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by the consent in writing of all the members of the Board of Directors of the Corporation, followed by the unanimous written consent of the holder of all of the outstanding shares of the Corporation entitled to vote on the said amendment of the Certificate of Amendment.

      IN WITNESS WHEREOF, we have subscribed this document this 18th day of January, 1993 and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

                                        SHORE PLASTICS, INC.


                                        By: /s/ Ronald H. Glasshoff
                                            ----------------------------
                                            Ronald H. Glasshoff
                                            Chairman of the Board and
/s/ Frank C. Brown                          Vice President
-------------------------
Frank C. Brown
Secretary

STATE OF NEW YORK  } SS:
DEPARTMENT OF STATE}

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON APR 10 2001


[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                              CERTIFICATE OF CHANGE

                                       OF

                              SHORE PLASTICS, INC.

              (Under Section 805-A of the Business Corporation Law)

                             By: Rexham Corporation
                                 4201 Congress Street, Suite 340
                                 Charlotte, NC 28209
                                 Attn: Peggy Harrington

                              CERTIFICATE OF CHANGE

                                       OF

                              SHORE PLASTICS, INC.

              (Under Section 805-A of the Business Corporation Law)

      FIRST: The name of the corporation is:

                              SHORE PLASTICS, INC.

      SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on September 1, 1964.

      THIRD: The Certificate of Incorporation of the corporation is hereby changed, pursuant to the authorization of the Board of Directors of the Corporation, so as to change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him and to make a designation of a registered agent of the corporation and to specify the address of said registered agent. To accomplish said changes:

      (a) The statement in the Certificate of Incorporation relating to said post office address to which the Secretary of State shall forward a copy of process is hereby stricken and the following statement is substituted in lieu thereof:

      "The post office address within the State of New York to which the. Secretary of State shall mail a copy of any process against the corporation served upon him is c/o The Prentice-Hall Corporation System, Inc., 15 Columbus Circle, New York, New York 10023-7773."

      (b) The following statement of designation of registered agent is added to the Certificate of Incorporation:

      "The name and the address of the registered agent of the corporation are The Prentice-Hall Corporation System, Inc., 15 Columbus Circle, New York, New York 10023-7773. Said registered agent is to be the agent upon which process against the corporation may be served.

      IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated:

Name of
Signer: /s/ Frank C. Brown
        -------------------------------
        Frank C. Brown - Vice President

Name of
Signer: /s/ Peggy Harrington
        --------------------------------------
        Peggy Harrington - Assistant Secretary

STATE OF NEW YORK  } SS:
DEPARTMENT OF STATE}

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON APR 10 2001


[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                             CERTIFICATE OF MERGER

                                       OF

                              SHORE PLASTICS, INC.
                            (a New York corporation)


                                       AND

                           BAYBRIDGE ENTERPRISES, INC.
                            (a New York corporation)

                                      INTO

                              SHORE PLASTICS, INC.
                            (a New York corporation)

                  Under Section 904 of the Business Corporation
                          Law of the State of New York


                             Morgan Lewis & Bockius
                                 101 Park Avenue
                            New York, New York 10178

                              CERTIFICATE OF MERGER

                                       OF

                              SHORE PLASTICS, INC.
                            (a New York corporation),

                                      AND

                           BAYBRIDGE ENTERPRISES, INC.
                            (a New York corporation)

                                      INTO

                              SHORE PLASTICS, INC.
                            (a New York corporation)

                                Under Section 904
                         of the Business Corporation Law

      The undersigned, on behalf of each of the constituent domestic corporations herein named, hereby certify:

      1. The name of each constituent corporation is and, since the date of each constituent corporation's formation, has been, respectively, Shore Plastics, Inc., a New York corporation ("Shore Plastics"), and Baybridge Enterprises, Inc., a New York corporation ("Baybridge").

      2. Shore Plastics shall be the surviving corporation.

      3. Shore Plastics has 100 Common Shares issued and outstanding. All of the issued and outstanding Common Shares of Shore Plastics are entitled to vote on the Merger of the constituent corporations into Shore Plastics.

      4. Baybridge has 100 Common Shares and no Preferred Shares issued and outstanding. All of the issued and outstanding Common Shares of Baybridge are entitled to vote on the Merger of the constituent corporations into Shore Plastics.

      5. The Certificate of Incorporation of Shore Plastics was filed by the Department of the State of the State of New York on September 1, 1964. The Certificate of Incorporation of Baybridge was filed by the Department of State of the State of New York on December 6, 1982.

      6. The Merger was authorized with respect to Shore Plastics by the unanimous written consent of its sole shareholder on October 1, 1990. The Merger was authorized with respect to Baybridge by the unanimous written consent of its sole shareholder on October 1, 1990.

      IN WITNESS WHEREOF, the undersigned affirm that the statements made herein are true under the penalties of perjury and have executed and signed this certificate this 15th day of October, 1990.

                              SHORE PLASTICS, INC.

                              /s/ William H. Watkins
                              ------------------------------
                              Name:  William H. Watkins
                              Title: President

                              /s/ Robert J. Baer
                              ------------------------------
                              Name:  Robert J. Baer
                              Title: Secretary


                              BAYBRIDGE ENTERPRISES, INC.

                              /s/ Robert J. Baer
                              ------------------------------
                              Name:  Robert J. Baer
                              Title: President

                              /s/ Peter Chambre
                              ------------------------------
                              Name:  Peter Chambre
                              Title: Secretary

STATE OF NEW YORK  } SS:
DEPARTMENT OF STATE}

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON APR 10 2001


[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                             CERTIFICATE OF MERGER

                                       OF

                     PORT PLASTICS, INC. (A NEW YORK CORP.)

                                       AND

                   ANCHOR ENTERPRISES, INC. (NEW YORK CORP.)

                                      INTO

                       PLASTICS, INC. (A NEW YORK CORP.)

                 Under Section 904 of the Business Corporation
                          Law of the State of New York

                             Morgan Lewis & Bockius
                                 101 Park Avenue
                            New York, New York 10178

                              CERTIFICATE OF MERGER

                                       OF

                              SHORE PLASTICS, INC.
                           (a New York corporation),

                               PORT PLASTICS, INC.
                           (a New York corporation),

                                      AND

                            ANCHOR ENTERPRISES, INC.
                            (a New York corporation)

                                      INTO

                              SHORE PLASTICS, INC.
                            (a New York corporation)

                               Under Section 904
                        of the Business Corporation Law

      The undersigned, on behalf of each of the constituent domestic corporations herein named, hereby certify:

      1. The name of each constituent corporation is and, since the date of each constituent corporation's formation, has been, respectively, Shore Plastics, Inc., a New York corporation ("Shore Plastics"), Port Plastics, Inc., a New York corporation ("Port Plastics"), and Anchor Enterprises, Inc., a New York corporation ("Anchor Enterprises").

      2. Shore Plastics shall be the surviving corporation.

      3. Shore Plastics has 100 Common Shares issued and outstanding. All of the issued and outstanding Common Shares of Shore Plastics are entitled to vote on the Merger of the constituent corporations into Shore Plastics.

      4. Port Plastics has 100 Common Shares and no

Preferred Shares issued and outstanding. All of the issued and outstanding Common Shares of Port Plastics are entitled to vote on the Merger of the constituent corporations into Shore Plastics.

      5. Anchors Enterprises has 350 Common Shares issued and outstanding. All of the issued and outstanding Common Shares of Anchor Enterprises are entitled to vote on the Merger of the constituent corporations into Shore Plastics.

      6. The Certificate of Incorporation of Shore Plastics was filed by the Department of State of the State of New York on September 1, 1964. The Certificate of Incorporation of Port Plastics was filed by the Department of State of the State of New York on March 27, 1974. The Certificate of Incorporation of Anchor Enterprises was filed with the Department of State of the State of New York on July 26, 1982.

      7. The Merger was authorized with respect to Shore Plastics by the unanimous written consent of its sole shareholder as of March 29, 1990. The Merger was authorized with respect to Port Plastics by the unanimous written consent of its sole shareholder as of March 29, 1990. The Merger was authorized with respect to Anchor Enterprises by the unanimous written consent of its sole shareholder as of March 29, 1990.

      IN WITNESS WHEREOF, the undersigned affirm that the statements made herein are true under the penalties of perjury and have executed and signed this certificate this 29th day of March, 1990.

                              SHORE PLASTICS, INC.

                              /s/ Gerald Rideout
                              ------------------------------
                              Name:  Gerald Rideout
                              Title:  President

                              /s/ Frank DiRocco
                              ------------------------------
                              Name:  Frank DiRocco
                              Title:  Assistant Secretary


                              PORT PLASTICS, INC.

                              /s/ Joseph F. DiStefano
                              ------------------------------
                              Name:  Joseph F. DiStefano
                              Title:  Vice President &
                                      Treasurer

                              /s/ Frank DiRocco
                              ------------------------------
                              Name:  Frank DiRocco
                              Title:  Assistant Secretary


                              ANCHOR ENTERPRISES, INC.

                              /s/ Joseph F. DiStefano
                              ------------------------------
                              Name:  Joseph F. DiStefano
                              Title:  Vice President &
                                      Treasurer

                              /s/ Frank DiRocco
                              ------------------------------
                              Name:  Frank DiRocco
                              Title:  Assistant Secretary

STATE OF NEW YORK  } SS:
DEPARTMENT OF STATE}

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON APR 10 2001


[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                                STATE OF NEW YORK

         ---------------------------------------------------------------

                              CERTIFICATE OF MERGER

                                       OF

                            SHORE VENTURE CORP., and

                         BEACH MANUFACTURING CORPORATION

                                      INTO

                              SHORE PLASTICS, INC.

                              UNDER SECTION 905 OF

                         THE BUSINESS CORPORATION LAW

         ---------------------------------------------------------------

                             Gerald P. Halpern, P.C.
                             170 Old Country Road
                             Mineola, N.Y. 11501
                             (516) 741-0133

                           DESIGNATION OF CLASS AND     NUMBER OF EACH OWNED BY
NAME OF SUBSIDIARY            NUMBER OUTSTANDING         SURVIVING CORPORATION
Shore Venture Corp.         One common share, par
                             value $1. each                     One

Beach Manufacturing
  Corporation               One common share, no
                                  par value                     One

      3. The merger shall be effective on the 27th of March, 1982.

      4. The surviving corporation owns all of the outstanding shares of the subsidiary corporation.

      5. The plan of merger has been adopted by the board of directors of the surviving corporation.

      IN WITNESS WHEREOF, we have signed this certificate this 4th day of March, 1982, and affirm the truth of the statements contained therein under penalty of perjury.

Dated: March 4, 1982


                                         /s/ Morris Sussman
                                         ---------------------------------------
                                         Morris Sussman, President
                                           of Shore Plastics, Inc.


                                         /s/ Ira J. Weinstein
                                         ---------------------------------------
                                         Ira J. Weinstein, Assistant Secretary
                                           of Shore Plastics, Inc.

                              CERTIFICATE OF MERGER

                                       OF

                            SHORE VENTURE CORP., and

                         BEACH MANUFACTURING CORPORATION

                                      INTO

                              SHORE PLASTICS, INC.

                UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW

      We, the undersigned, being respectively the President and Assistant Secretary of Shore Plastics, Inc., the surviving corporation certify:

      The plan of merger has been adopted by the board of directors of the surviving corporation.

      1. The name of the surviving corporation is Shore Plastics, Inc.; its certificate of incorporation was filed by the Department of State of the State of New York on September 1, 1964; and the name of the subsidiary corporations are Shore Venture Corp. and Beach Manufacturing Corporation; their certificates of incorporation were filed by the Department of State of New York on June 4, 1980 and September 12, 1980, respectively; all of which are corporations organized under the laws of the State of New York.

      2. The designation and number of outstanding shares of each class of each subsidiary corporation to be merged, and the number of each such class owned by the surviving corporation is as follows:

STATE OF NEW YORK  } SS:
DEPARTMENT OF STATE}

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON APR 10 2001


[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

                              CERTIFICATE OF CHANGE

                                       OF

                              SHORE PLASTICS, INC.

                             GERALD P. HALPERN P.C.
                                 ATTORNEY AT LAW
                              1700 Old Country Rd.
                                   Mineola, NY

                              CERTIFICATE OF CHANGE

                                       OF

                              SHORE PLASTICS, INC.

                                      ---

                           Under Section 805-A of the
                            Business Corporation Law

      Pursuant to the provisions of Section 805-A of the Business Corporation Law, the undersigned hereby certify:

      FIRST: That the name of the corporation is SHORE PLASTICS, INC.

      SECOND: That the Certificate of Incorporation of the corporation was filed by the Department of State, Albany, New York, on the 1st day of September, 1964.

      THIRD: That the change to the Certificate of Incorporation effected by this Certificate is as follows:

            (a) To change the location of its office in this State to the Village of Freeport, Nassau County, State of New York.

            (b) To change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him, so that such address shall hereafter be 146 Hanse Avenue, Freeport, New York 11520.

      FOURTH: That the changes of the Certificate of Incorporation were authorized by the vote of a majority of directors present at a meeting of the Board at which a quorum was present.

      IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this 13th day of February, 1979.

                                         SHORE PLASTICS, INC.


                                         /s/ Morris Sussman
                                         ---------------------------------------
                                         Morris Sussman, President


                                         /s/ Elaine Sussman
                                         ---------------------------------------
                                         Elaine Sussman, Secretary

STATE OF NEW YORK  } SS:
DEPARTMENT OF STATE}

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON APR 10 2001


[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

      IN WITNESS WHEREOF, THIS CERTIFICATE HAS BEEN EXECUTED THIS 27th DAY OF AUGUST, 1964.

IRVING BRAUNSTEIN                           IRVING BRAUNSTEIN
--------------------------------------      ------------------------------------
     Type name of incorporator                          Signature

655 W. 160th Street, N.Y., N.Y. 10032
--------------------------------------      ------------------------------------
             Address

--------------------------------------      ------------------------------------
     Type name of incorporator                          Signature

--------------------------------------      ------------------------------------
             Address

--------------------------------------      ------------------------------------
     Type name of incorporator                          Signature

--------------------------------------      ------------------------------------
             Address

STATE OF NEW YORK, }
                     ss.:
COUNTY OF New York }

      On this 27 day of August 1964, before me personally came

                                IRVING BRAUNSTEIN

to me known to be the person described in and who executed the foregoing certificate of incorporation and he thereupon (severally) duly acknowledged to me that he executed the same.


                                      /s/ Arthur S. Adler
                                      ------------------------------
                                      Notary Public

                          CERTIFICATE OF INCORPORATION

                                       OF

                              SHORE PLASTICS, INC.

                UNDER SECTION 402 OF THE BUSINESS CORPORATION LAW


                            FILED BY: ARTHUR S. ADLER

                                           OFFICE AND POST OFFICE ADDRESS
                                           305 Broadway
                                           New York, N.Y.

/s/ John P. [ILLEGIBLE]
-----------------------
Secretary of State


By /s/ D. Bell
   ---------------------

Certificate of Incorporation                         BLACKSTONE STATIONERS, INC.
Business Corporation Law ss.402. 9-63    140 NASSAU STREET, NEW YORK, N.Y. 10038

                         CERTIFICATE OF INCORPORATION OF

                UNDER SECTION 402 OF THE BUSINESS CORPORATION LAW

                              SHORE PLASTICS, INC.

THE UNDERSIGNED INCORPORATOR(S) OVER TWENTY-ONE YEARS OF AGE HEREBY CERTIFY

(1)   The names of the proposed corporation is SHORE PLASTICS, INC.

(2) The purpose or purposes for which this corporation is formed, are as follows, to wit:

      To manufacture, design, fabricate, buy, sell, mold, extrude, plastics and plastic products, to carry on such business as a contractor and sub-contractor, to manufacture such plastic products by any method now known or to be hereafter invented, to manufacture plastics in its raw state and to manufacture plastics into finished products, to improve, and deal in apparatus and, machines, materials and articles of all kinds which are capable of being used in the manufacture of plastics and to hire salesman to sell its product, and to acquire patents and patent rights to carry on its business.

      The corporation, in furtherance of its corporate purposes above set forth, shall have all of the powers enumerated in Section 202 of the Business Corporation Law, subject to any limitations provided in the Business Corporation Law or any other statute of the State of New York.

(3)   THE OFFICE OF THE CORPORATION TO BE LOCATED IN THE City
                                            (city) (town) (incorporated village)

      OF New York COUNTY OF Queens STATE OF NEW YORK

(4) THE AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION SHALL HAVE THE AUTHORITY TO ISSUE IS 200 shares, all of which are of one class and without par value.

                                                                       EXHIBIT B

STATE OF NEW YORK  } SS:
DEPARTMENT OF STATE}

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

      WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON APR 10 2001


[STATE OF NEW YORK SEAL]                       /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE